MuniInsured
                                                              Fund, Inc.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Semi-Annual Report
                                                              March 31, 1999

MuniInsured Fund, Inc.

DEAR SHAREHOLDER

During the six-month period ended March 31, 1999, MuniInsured Fund, Inc. earned $0.239 per share income dividends, which included earned and unpaid dividends of $0.040. This represents a net annualized yield of 4.83%, based on a month-end net asset value of $9.93 per share. Over the same period, the Fund's total investment return was +0.67%, based on a change in per share net asset value from $10.30 to $9.93, and assuming reinvestment of $0.296 per share ordinary income dividends and $0.132 per share capital gains distributions.

The Municipal Market Environment

During the six-month period ended March 31, 1999, long-term tax-exempt revenue bond yields rose moderately. However, long-term US Treasury bond yields were under significant pressure throughout the March period. Investors became increasingly concerned that the strong growth the US economy displayed during the fourth quarter of 1998 would continue into the first half of 1999. Continued strong US equity market performance also reduced investor interest in long-term fixed-income products. Furthermore, foreign economic growth, while clearly not expanding, appears to have stabilized. This reduced much of the strong "flight to quality" benefit the US Treasury market had enjoyed in recent quarters. These factors helped push US Treasury bond yields higher throughout the period. US Treasury bond yields rose 65 basis points (0.65%) to end the March period at 5.625%. Long-term municipal revenue bond yields rose slightly more than 10 basis points to end the March period at 5.29% as measured by the Bond Buyer Revenue Bond Index.

The relative stability of the municipal bond market in recent months was largely the result of a return to a strong technical position within the tax-exempt market. For much of 1998, new long-term municipal bond issuance was significantly above recent historic trends. Additionally, the strong demand exerted by world equity markets also sapped much of the demand for tax-advantaged products. However, in recent months, a much stronger supply/demand relationship has developed.

Over the last 12 months, nearly $275 billion in new long-term municipal bonds was issued, an increase of approximately 10% compared to the same period a year ago. As interest rates declined in the recent quarters, it has become increasingly difficult for municipalities to generate the economic savings necessary for additional tax-free financings. Consequently, the pace of new bond issuance slowed in recent quarters. During the six months ended March 31, 1999, more than $125 billion in new long-term municipal securities was underwritten, a decrease of 6% compared to the same six-month period a year ago. During the quarter ended March 31, 1999, approximately $60 billion in new long-term tax-exempt bonds was issued, a decline of almost 20% compared to the quarter ended March 31, 1998.

Additionally, in January and February, tax-exempt bondholders received over $40 billion from coupon payments, bond maturities and proceeds from early bond redemptions. Consequently, retail investor demand has been strong in recent months, easily matching, if not at times exceeding, available supply. We will monitor this trend closely in the coming months to determine if the supply pressures exerted in 1998 are abating and fostering a more balanced supply/demand environment for 1999.

The recent relative outperformance of the municipal bond market has resulted in a decline in their recent historic high yield ratios. As recently as the end of 1998, long-term, A-rated municipal revenue bond yields were in excess of 100% of comparable US Treasury bond yields. At March 31, 1999, municipal bond yield ratios were approximately 95% of their taxable

MuniInsured Fund, Inc.                                            March 31, 1999

counterparts, still well above their recent historic average. During 1997, tax-exempt bond yield ratios averaged 84%. Should the current positive technical environment in municipal securities continue to improve, it is likely that tax-exempt bond yield ratios will return to more historic levels.

Looking ahead, the direction and intensity of the next move in interest rates is difficult to predict. In recent years, US bond yields tended to reach their annual peak sometime in April and move downward for the remainder of the year. However, such trends have been predicated on subsequent declines in US economic activity. Currently, there appears to be little indication of significant economic weakness going forward. On the other hand, by nearly every measure, inflation is well contained. Future indicators of inflation, such as the prices of gold and other commodities, are giving little evidence for any significant inflationary increase. Additionally, inflation-adjusted real rates of return are historically attractive to long-term investors. These factors suggest that fixed-income bond yields may trade in a relatively narrow range, centered around current levels, for a protracted period of time. Should the US economy weaken later this year, it is likely that bond yields will decline as they have in recent years.

Portfolio Strategy

During the six months ended March 31, 1999, we maintained our constructive portfolio strategy for MuniInsured Fund, Inc. that was adopted in early 1998. We believed that strong economic growth would continue to be offset by the combination of deteriorating global economic conditions and very low inflation. In fact, tax-exempt bond yields traded in a relatively narrow range, with a bias toward lower bond yields over the last six months. The Fund was fully invested in long-term, insured, tax-exempt securities throughout the period in an effort to seek to enhance shareholder income and participate fully in any market improvement.

In Conclusion

Going forward, we expect little change in the Fund's existing structure. Current economic fundamentals, a strong domestic economy offset by equally favorable inflationary pressures, suggest that interest rates should remain stable. As such, we anticipate remaining fully invested in the months ahead.

We appreciate your ongoing interest in MuniInsured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

May 11, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on MuniInsured Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
================================================================================

MuniInsured Fund, Inc.                                            March 31, 1999


SCHEDULE OF INVESTMENTS                                           (in Thousands)

                        S&P    Moody's    Face                                                                             Value
State                 Ratings  Ratings   Amount                                 Issue                                    (Note 1a)
=================================================================================================================================
Alaska--1.4%          NR*      Aaa       $1,000   Alaska State Housing Finance Corporation, RITR,
                                                  Series 2, 8.32% due 12/01/2024 (f)                                      $ 1,099
=================================================================================================================================
California--15.9%     AAA      Aaa        1,405   California Educational Facilities Authority Revenue Bonds
                                                  (Loyola Marymount University), 5.90% due 10/01/2021 (b)                   1,529
                      AAA      Aaa        1,500   California HFA, Revenue Bonds, Series F, 6% due 8/01/2017 (b)(g)          1,593
                      A        A2         1,000   California Health Facilities Finance Authority, Revenue Refunding
                                                  Bonds (Catholic Healthcare West), Series A, 5% due 7/01/2028                967
                      AAA      Aaa        3,025   California State, GO, 5.375% due 6/01/2026 (d)                            3,123
                      AAA      Aaa        2,505   California State, GO, Refunding, 5% due 10/01/2014 (b)                    2,565
                      NR*      Aaa        1,000   Los Angeles, California, Harbor Department Revenue
                                                  Bonds, RITR, AMT, Series 7, 9.195% due 11/01/2026 (f)                     1,222
                      AAA      Aaa        1,605   Los Angeles County, California, Metropolitan Transportation
                                                  Authority, Sales Tax Revenue Bonds, Proposition A--First Tier,
                                                  Senior Series A, 6% due 7/01/2026 (b)                                     1,735
=================================================================================================================================
Colorado--1.9%        A1+      VMIG1+     1,500   Moffat County, Colorado, PCR, Refunding (Pacificorp Projects),
                                                  VRDN, 3% due 5/01/2013 (a)(c)                                             1,500
=================================================================================================================================
Connecticut--1.3%     AA       Aa         1,000   Connecticut State, HFA, Revenue Refunding Bonds (Housing
                                                  Mortgage Finance Program), AMT, Series A, Sub-Series A-2, 6.45%
                                                  due 5/15/2022                                                             1,064
=================================================================================================================================
Illinois--15.5%       AAA      Aaa        2,000   Chicago, Illinois, Board of Education, GO (Chicago School Reform),
                                                  5.75% due 12/01/2020 (a)                                                  2,141
                      AAA      Aaa        4,000   Chicago, Illinois, Board of Education, GO, Refunding, Capital
                                                  Appreciation (Chicago School Reform), Series A, 5.28%**
                                                  due 12/01/2024 (d)                                                        1,037
                      AAA      NR*        1,250   Chicago, Illinois, Sales Tax Revenue Bonds, RITR, Series 92,
                                                  7.315% due 1/01/2030 (d)(f)                                               1,294
                      AAA      Aaa        1,000   Chicago, Illinois, Wastewater Transmission Revenue Bonds,
                                                  6.375% due 1/01/2005 (b)(h)                                               1,136
                      AAA      Aaa        1,000   Decatur, Illinois, Hospital Revenue Refunding Bonds (Decatur
                                                  Memorial Hospital), Series A, 7.75% due 10/01/2021(b)                     1,105
                      AA       Aa2        1,000   Illinois, HDA, Homeowner Mortgage Revenue Bonds, Sub-Series
                                                  D-1, 6.40% due 8/01/2017                                                  1,063
                      AAA      Aaa        3,000   Illinois Health Facilities Authority, Revenue Refunding Bonds
                                                  (Ingalls Health System Project), 6.25% due 5/15/2024 (b)                  3,300
                      AAA      Aaa        1,000   Regional Transportation Authority, Illinois, Revenue Bonds,
                                                  Series C, 7.75% due 6/01/2020 (d)                                         1,349
=================================================================================================================================

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniInsured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
GO      General Obligation Bonds
HDA     Housing Development Authority
HFA     Housing Finance Agency
PCR     Pollution Control Revenue Bonds
RITR    Residual Interest Trust Receipts
VRDN    Variable Rate Demand Notes

MuniInsured Fund, Inc.                                            March 31, 1999

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                        S&P    Moody's    Face                                                                             Value
State                 Ratings  Ratings   Amount                                 Issue                                    (Note 1a)
=================================================================================================================================
Indiana--3.2%         AAA      Aaa       $1,360   Hammond, Indiana, Multi-School Building Corporation Revenue
                                                  Refunding Bonds (First Mortgage), 6.125% due 7/15/2019 (b)              $ 1,486
                      AAA      NR*        1,000   Indiana Bond Bank Revenue Bonds (State Revolving Fund
                                                  Program), Series A, 6.75% due 2/01/2017                                   1,130
=================================================================================================================================
Kansas--3.4%          AAA      Aaa        2,500   Burlington, Kansas, PCR, Refunding (Kansas Gas and Electric
                                                  Company Project), 7% due 6/01/2031 (b)                                    2,700
=================================================================================================================================
Maine--1.2%           AA       Aa2          885   Maine State Housing Authority, Mortgage Purchase Revenue
                                                  Bonds, AMT, Series C-2, 6.875% due 11/15/2023                               958
=================================================================================================================================
Maryland--1.2%        NR*      VMIG1+     1,000   Maryland State Health and Higher Educational Facilities
                                                  Authority, Revenue Refunding Bonds (Pooled Loan Program), VRDN,
                                                  Series A, 3.05% due 4/01/2035 (c)                                         1,000
=================================================================================================================================
Massachusetts--7.7%   AAA      Aaa          890   Massachusetts Education Loan Authority, Education Loan
                                                  Revenue Bonds, AMT, Issue E, Series A, 7.375% due 1/01/2012 (a)             974
                      AAA      Aaa        3,985   Massachusetts State Turnpike Authority, Metropolitan Highway
                                                  System Revenue Refunding Bonds, Senior Series A,
                                                  5% due 1/01/2037 (b)                                                      3,828
                      AAA      Aaa        1,440   Massachusetts State Water Resources Authority Revenue Bonds,
                                                  Series A, 4.75% due 8/01/2027 (e)                                         1,348
=================================================================================================================================
Michigan--0.6%        A1+      VMIG1+       500   University of Michigan, University Hospital Revenue Bonds, VRDN,
                                                  Series A, 3% due 12/01/2027 (c)                                             500
=================================================================================================================================
Minnesota--3.4%       AAA      Aaa        1,700   Minneapolis and St. Paul, Minnesota, Metropolitan Airports
                                                  Commission, Airport Revenue Bonds, Series A, 5% due 1/01/2030 (a)         1,671
                      AA+      NR*        1,000   Rochester, Minnesota, Health Care Facilities Revenue Bonds
                                                  (Mayo Foundation), Series A, 5.50% due 11/15/2027                         1,035
=================================================================================================================================
Nevada--1.0%          A1+      P1           800   Washoe County, Nevada, Water Facility Revenue Bonds
                                                  (Sierra Pacific Power Company Project), VRDN, AMT,
                                                  3.10% due 12/01/2020 (c)                                                    800
=================================================================================================================================
New Jersey--1.3%      AA+      Aa1        1,000   New Jersey State, GO, 5% due 2/01/2007                                    1,054
=================================================================================================================================
New York--7.0%        AA       Aa2        1,000   Municipal Assistance Corporation for New York City, New York,
                                                  Revenue Refunding Bonds, Series O, 5.25% due 7/01/2008                    1,070
                                                  New York City, New York, Municipal Water Finance Authority,
                                                  Water and Sewer System Revenue Bonds:
                      AAA      Aaa        1,500     RITR, Series 5, 8.095% due 6/15/2026 (f)                                1,721
                      AAA      Aaa        3,000     Series A, 4.75% due 6/15/2031 (d)                                       2,812
=================================================================================================================================
North Carolina--1.2%  A1+      NR*        1,000   Raleigh-Durham, North Carolina, Airport Authority, Special
                                                  Facility Revenue Refunding Bonds (American Airlines), VRDN,
                                                  Series A, 2.90% due 11/01/2005 (c)                                        1,000
=================================================================================================================================
Oregon--1.3%          AAA      Aaa        1,000   Port of Portland, Oregon, International Airport Revenue Bonds
                                                  (Portland International Airport), AMT, Series 11, 5.625%
                                                  due 7/01/2026 (d)                                                         1,041
=================================================================================================================================
Pennsylvania--1.4%    AAA      Aaa        1,165   Pennsylvania State Turnpike Commission, Oil Franchise Tax
                                                  Revenue Bonds, Sub-Series B, 4.75% due 12/01/2027 (a)                     1,099
=================================================================================================================================
Texas--7.2%           AAA      Aaa        1,150   Brazos River Authority, Texas, Revenue Refunding Bonds
                                                  (Houston Light and Power), Series A, 6.70% due 3/01/2017 (a)              1,250
                      AAA      Aaa        1,500   Dallas-Fort Worth, Texas, Regional Airport Revenue Refunding
                                                  Bonds (Joint Dallas-Fort Worth International), AMT,
                                                  5.75% due 11/01/2024 (b)                                                  1,550
                      NR*      Aaa        1,500   Harris County, Texas, Health Facilities Development Corp.,
                                                  Hospital Revenue Bonds, RITR, Series 12, 6.375%
                                                  due 10/01/2004 (b)(f)                                                     1,875

MuniInsured Fund, Inc.                                            March 31, 1999

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                        S&P    Moody's    Face                                                                             Value
State                 Ratings  Ratings   Amount                                 Issue                                    (Note 1a)
=================================================================================================================================
Texas                 AAA      Aaa       $1,000   Houston, Texas, Airport System Revenue Bonds, AMT, Sub-Lien,
(concluded)                                       Series A, 6.75% due 7/01/2021 (d)                                       $ 1,075
=================================================================================================================================
Utah--1.8%            AAA      Aaa        1,500   Weber County, Utah, Hospital Revenue Bonds (Health Services
                                                  Inc.), 5% due 8/15/2030 (a)                                               1,443
=================================================================================================================================
Virginia--1.3%        AA+      Aa1        1,000   Virginia State, HDA, Commonwealth Mortgage Revenue Bonds,
                                                  Series J, Sub-Series J-2, 6.75% due 7/01/2017                             1,070
=================================================================================================================================
Washington--14.6%     AAA      Aaa        2,000   Port Seattle, Washington, Passenger Facility Charge Revenue
                                                  Bonds, Series A, 5% due 12/01/2023 (b)                                    1,950
                      AAA      Aaa        2,275   Tacoma, Washington, Sewer Revenue Bonds, Series B, 6.375%
                                                  due 12/01/2015 (d)                                                        2,526
                      AAA      Aaa        2,240   Washington State, COP, 5.80% due 10/01/2015 (a)                           2,404
                      AAA      Aaa        2,000   Washington State, GO, Series A, 4.50% due 7/01/2023 (e)                   1,821
                      AAA      Aaa        1,520   Washington State Health Care Facilities Authority, Revenue
                                                  Refunding Bonds (Catholic Health Initiatives), Series A, 5.125%
                                                  due 12/01/2021 (b)                                                        1,489
                      AAA      Aaa        1,500   Washington State Public Power Supply System, Revenue
                                                  Refunding Bonds (Nuclear Project No. 1), Series B, 5.125%
                                                  due 7/01/2017 (a)                                                         1,505
=================================================================================================================================
West Virginia--2.1%   AAA      Aaa        1,500   Harrison County, West Virginia, Commission for Solid Waste
                                                  Disposal Revenue Bonds (Monongahela Power), AMT, Series C,
                                                  6.75% due 8/01/2024 (a)                                                   1,682
=================================================================================================================================
Wisconsin--1.5%       AAA      Aaa        1,120   Wisconsin Public Power Inc., Power Supply System Revenue
                                                  Bonds, Series A, 6% due 7/01/2015 (b)                                     1,222
=================================================================================================================================
Total Investments (Cost--$74,771)--98.4%                                                                                   78,911

Other Assets Less Liabilities--1.6%                                                                                         1,316
                                                                                                                          -------
Net Assets--100.0%                                                                                                        $80,227
                                                                                                                          =======
=================================================================================================================================

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1999.
(d)   FGIC Insured.
(e)   FSA Insured.
(f) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1999.
(g)   FHA Insured.
(h)   Prerefunded.
*     Not Rated.
** Represents a zero coupon bond; the interest rate shown is the effective yield at time of purchase by the Fund.
+     Highest short-term rating by Moody's Investors Service, Inc.

See Notes to Financial Statements.

QUALITY PROFILE

The quality ratings of securities in the Fund as of March 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................      82.1%
AA/Aa .............................................................       9.1
A/A ...............................................................       1.2
Other+ ............................................................       6.0
--------------------------------------------------------------------------------
+     Temporary investments in short-term securities.

MuniInsured Fund, Inc.                                            March 31, 1999

FINANCIAL INFORMATION

Statement of Assets, Liabilities and Capital as of March 31, 1999

==========================================================================================================================
Assets:             Investments, at value (identified cost--$74,770,709) (Note 1a) .............               $78,911,272
                    Cash .......................................................................                   104,661
                    Interest receivable ........................................................                 1,296,002
                    Prepaid expenses and other assets ..........................................                    26,401
                                                                                                               -----------
                    Total assets ...............................................................                80,338,336
                                                                                                               -----------
==========================================================================================================================
Liabilities:        Payables:
                      Dividends to shareholders (Note 1e) ...................................... $    51,823
                      Investment adviser (Note 2) ..............................................      34,163        85,986
                                                                                                 -----------
                    Accrued expenses and other liabilities .....................................                    25,020
                                                                                                               -----------
                    Total liabilities ..........................................................                   111,006
                                                                                                               -----------
==========================================================================================================================
Net Assets:         Net assets .................................................................               $80,227,330
                                                                                                               ===========
==========================================================================================================================
Capital:            Common Stock, par value $.10 per share; 150,000,000 shares authorized;
                    8,079,388 shares issued and outstanding (Note 4) ...........................               $   807,939
                    Paid-in capital in excess of par ...........................................                74,515,276
                    Undistributed investment income--net .......................................                   319,766
                    Undistributed realized capital gains on investments--net ...................                   443,786
                    Unrealized appreciation on investments--net ................................                 4,140,563
                                                                                                               -----------
                    Total capital--Equivalent to $9.93 net asset value per share of
                    Common Stock (market price--$9.3125) .......................................               $80,227,330
                                                                                                               ===========
==========================================================================================================================

            See Notes to Financial Statements.

Statement of Operations for the Six Months Ended March 31, 1999

==========================================================================================================================
Investment          Interest and amortization of premium and discount earned ...................               $ 2,245,410
Income
(Note 1d):
==========================================================================================================================
Expenses:           Investment advisory fees (Note 2) .......................................... $   203,692
                    Professional fees ..........................................................      28,690
                    Accounting services (Note 2) ...............................................      23,172
                    Transfer agent fees ........................................................      17,035
                    Directors' fees and expenses ...............................................      11,896
                    Printing and shareholder reports ...........................................      10,047
                    Listing fees ...............................................................       4,972
                    Pricing fees ...............................................................       3,612
                    Custodian fees .............................................................       2,628
                    Other ......................................................................       5,776
                                                                                                 -----------
                    Total expenses .............................................................                   311,520
                                                                                                               -----------
                    Investment income--net .....................................................                 1,933,890
                                                                                                               -----------
==========================================================================================================================
Realized &          Realized gain on investments--net ..........................................                 1,538,900
Unrealized Gain     Change in unrealized appreciation on investments--net ......................                (3,045,447)
(Loss) on                                                                                                      -----------
Investments--Net    Net Increase in Net Assets Resulting from Operations .......................               $   427,343
(Notes 1b, 1d & 3):                                                                                            ===========
==========================================================================================================================

            See Notes to Financial Statements.

MuniInsured Fund, Inc.                                            March 31, 1999

Statements of Changes in Net Assets

                                                                                  For the Six       For the
                                                                                  Months Ended     Year Ended
                                                                                    March 31,     September 30,
Increase (Decrease) in Net Assets:                                                    1999            1998
==============================================================================================================
Operations:          Investment income--net ..................................... $  1,933,890    $  4,040,988
                     Realized gain on investments--net ..........................    1,538,900       1,283,857
                     Change in unrealized appreciation on investments--net ......   (3,045,447)      2,216,766
                                                                                  ------------    ------------
                     Net increase in net assets resulting from operations .......      427,343       7,541,611
                                                                                  ------------    ------------
==============================================================================================================
Dividends &          Investment income--net .....................................   (1,948,417)     (4,043,168)
Distributions to     Realized gain on investments--net ..........................   (1,506,410)     (1,206,851)
Shareholders                                                                      ------------    ------------
(Note 1e):           Net decrease in net assets resulting from dividends and
                     distributions to shareholders ..............................   (3,454,827)     (5,250,019)
                                                                                  ------------    ------------
==============================================================================================================
Net Assets:          Total increase (decrease) in net assets ....................   (3,027,484)      2,291,592
                     Beginning of period ........................................   83,254,814      80,963,222
                                                                                  ------------    ------------
                     End of period* ............................................. $ 80,227,330    $ 83,254,814
                                                                                  ============    ============
==============================================================================================================
                    *Undistributed investment income--net ....................... $    319,766    $    334,293
                                                                                  ============    ============
==============================================================================================================

            See Notes to Financial Statements.

                                                                        For the
                                                                          Six
                                                                         Months                   For the Year Ended
The following per share data and ratios have been derived                Ended                       September 30,
from information provided in the financial statements.                  March 31,    --------------------------------------------
Increase (Decrease) in Net Asset Value:                                   1999         1998        1997        1996        1995
=================================================================================================================================
Per Share          Net asset value, beginning of period ............... $  10.30     $  10.02    $   9.77    $   9.64    $   9.50
Operating                                                               --------     --------    --------    --------    --------
Performance:       Investment income--net .............................      .24          .50         .51         .51         .52
                   Realized and unrealized gain (loss) on
                   investments--net ...................................     (.18)         .43         .31         .13         .34
                                                                        --------     --------    --------    --------    --------
                   Total from investment operations ...................      .06          .93         .82         .64         .86
                                                                        --------     --------    --------    --------    --------
                   Less dividends and distributions:
                     Investment income--net ...........................     (.24)        (.50)       (.51)       (.51)       (.53)
                     Realized gain on investments--net ................     (.19)        (.15)       (.06)         --        (.19)
                     In excess of realized gain on investments--net ...       --           --          --          --          --++
                                                                        --------     --------    --------    --------    --------
                   Total dividends and distributions ..................     (.43)        (.65)       (.57)       (.51)       (.72)
                                                                        --------     --------    --------    --------    --------
                   Net asset value, end of period ..................... $   9.93     $  10.30    $  10.02    $   9.77    $   9.64
                                                                        ========     ========    ========    ========    ========
                   Market price per share, end of period .............. $ 9.3125     $ 9.8125    $   9.50    $   8.75    $   8.75
                                                                        ========     ========    ========    ========    ========
=================================================================================================================================
Total Investment   Based on market price per share ....................     (.90%)+     10.55%      15.73%       5.91%       8.46%
Return:**                                                               ========     ========    ========    ========    ========
                   Based on net asset value per share .................      .67%+      10.02%       9.33%       7.34%      10.06%
                                                                        ========     ========    ========    ========    ========
=================================================================================================================================
Ratios to Average  Expenses ...........................................      .76%*        .77%        .78%        .78%        .79%
Net Assets:                                                             ========     ========    ========    ========    ========
                   Investment income--net .............................     4.74%*       4.96%       5.15%       5.15%       5.55%
                                                                        ========     ========    ========    ========    ========
=================================================================================================================================
Supplemental       Net assets, end of period (in thousands) ........... $ 80,227     $ 83,255    $ 80,963    $ 78,916    $ 77,858
Data:                                                                   ========     ========    ========    ========    ========
                   Portfolio turnover .................................    27.87%       53.14%      73.22%      94.61%      83.52%
                                                                        ========     ========    ========    ========    ========
=================================================================================================================================

      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
      +     Aggregate total investment return.
      ++    Amount is less than $.01 per share.

            See Notes to Financial Statements.

MuniInsured Fund, Inc.                                            March 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniInsured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the American Stock Exchange under the symbol MIF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Municipal bonds for which quotations are not readily available are valued at fair value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The Board of Directors has determined in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Financial futures contracts and related options, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its

MuniInsured Fund, Inc.                                            March 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 1999 were $21,664,671 and $25,902,426, respectively.

Net realized gains for the six months ended March 31, 1999 and net unrealized gains as of March 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                       Realized     Unrealized
                                                         Gains         Gains
--------------------------------------------------------------------------------
Long-term investments                                 $1,538,900    $4,140,563
                                                      ----------    ----------
Total                                                 $1,538,900    $4,140,563
                                                      ==========    ==========
--------------------------------------------------------------------------------

As of March 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $4,140,563, of which $4,351,022 related to appreciated securities and $210,459 related to depreciated securities. The aggregate cost of investments at March 31, 1999 for Federal income tax purposes was $74,770,709.

4. Common Stock Transactions:

At March 31, 1999, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized. Shares issued and outstanding during the six months ended March 31, 1999 and the year ended September 30, 1998 remained constant.

5. Subsequent Event:

On April 8, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.039577 per share, payable on April 29, 1999 to shareholders of record as of April 22, 1999.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.

MuniInsured Fund, Inc.                                            March 31, 1999

ABOUT INVERSE FLOATERS

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term rates increase and increase when short-term rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse securities, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

YEAR 2000 ISSUES

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the securities in which the Fund invests, and this could hurt the Fund's investment returns.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of MuniInsured Fund, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02171

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02101
(617) 328-5000

ASE Symbol

MIF

This report, including the financial information herein, is transmitted to the shareholders of MuniInsured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

MuniInsured
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #10662--3/99

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